UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 15, 2021

PSYCHEMEDICS CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-13738	58-1701987
(State or Other Jurisdiction	(Commission File Number)	(I.R.S. Employer
of Incorporation)		Identification No.)

289 Great Road, Acton, Massachusetts	01720
(Address of Principal Executive Offices)	(Zip Code)

(978) 206-8220

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Class	Trading Symbol(s)	Name of each exchange on which registered
Common stock. $0.005 par value	PMD	The Nasdaq Stock Market, LLC.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 1.02	TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT

Psychemedics Corporation (the “Company”) is filing this Current Report on Form 8-K to provide an update related to the status of its Paycheck Protection Program (“PPP”) loan forgiveness application with the Small Business Administration (“SBA”). The Company applied for a PPP loan based on the eligibility and need requirements established under the Coronavirus Aid, Relief, and Economic Security Act. As previously reported, on May 1, 2020, the Company entered into a term loan with Bank of America N.A. under the PPP. The principal amount of the loan was $2,181,157 (the “PPP Loan”), which was evidenced by a promissory note with a maturity date of May 4, 2022, two years from the commencement date. The note bore interest on the unpaid balance of one percent (1%) per annum. The PPP Loan was subject to forgiveness under the PPP upon the Company’s request to the extent that the proceeds were used to pay expenses permitted by the PPP, including payroll costs. The Company submitted its PPP Loan forgiveness application on November 6, 2020, to the SBA through Bank of America N.A. On July 15, 2021, the Company received notifications from Bank of America and the SBA that its PPP Loan (including all interest accrued thereon) has been fully forgiven by the SBA and that the forgiveness payment date was July 1, 2021. The forgiveness of the PPP Loan will be recognized during the Company’s third fiscal quarter ending September 30, 2021.

Additional information about the Company’s PPP Loan can be found in the Current Reports on Form 8-K, filed by the Company with the United States Securities and Exchange Commission on May 7, 2020, and May 13, 2020, as well as in the Company’s Annual Report on Form 10-K, filed by the Company with the United States Securities and Exchange Commission on March 26, 2021, as amended on April 9, 2021, and the Company’s latest Quarterly Report on Form 10-Q, filed by the Company with the United States Securities and Exchange Commission on May 13, 2021.

The foregoing description of the forgiveness of the PPP Loan for the Company does not purport to be complete; the Company plans to file any related documents as exhibits to its Interim Report on Form 10-Q for the quarter ended September 30, 2021.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

PSYCHEMEDICS CORPORATION

Dated: July 20, 2021

	By:	/s/ Andrew Limbek
Andrew Limbek,
Vice President, Controller